UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C.  20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT
INVESTMENT COMPANIES

Investment Company Act file number	811-02653

Dreyfus Bond Funds, Inc.
(Exact name of Registrant as specified in charter)

c/o The Dreyfus Corporation 200 Park Avenue New York, New York 10166
(Address of principal executive offices) (Zip code)

Bennett A. MacDougall, Esq. 200 Park Avenue New York, New York 10166
(Name and address of agent for service)

Registrant's telephone number, including area code:	(212) 922-6400

Date of fiscal year end:	08/31
Date of reporting period:	08/31/17

FORM N-CSR

Item 1.                         Reports to Stockholders.

Dreyfus Municipal Bond Fund

ANNUAL REPORT August 31, 2017

Save time. Save paper. View your next shareholder report online as soon as it’s available. Log into www.dreyfus.com and sign up for Dreyfus eCommunications. It’s simple and only takes a few minutes.

The views expressed in this report reflect those of the portfolio manager(s) only through the end of the period covered and do not necessarily represent the views of Dreyfus or any other person in the Dreyfus organization. Any such views are subject to change at any time based upon market or other conditions and Dreyfus disclaims any responsibility to update such views. These views may not be relied on as investment advice and, because investment decisions for a Dreyfus fund are based on numerous factors, may not be relied on as an indication of trading intent on behalf of any Dreyfus fund.

Not FDIC-Insured • Not Bank-Guaranteed • May Lose Value

Contents

THE FUND

FOR MORE INFORMATION

Back Cover

Dreyfus Municipal Bond Fund	The Fund

A LETTER FROM THE CEO OF DREYFUS

Dear Shareholder:

We are pleased to present this annual report for Dreyfus Municipal Bond Fund, covering the 12-month period from September 1, 2016 through August 31, 2017. For information about how the fund performed during the reporting period, as well as general market perspectives, we provide a Discussion of Fund Performance on the pages that follow.

Stocks set a series of new record highs and bonds produced mixed results over the past year in response to changing economic and political conditions. Financial markets during the final months of 2016 were dominated by the election of a new U.S. presidential administration. Equities surged higher in anticipation of more business-friendly regulatory, tax, and fiscal policies, but high-quality bonds generally lost value due to expectations of rising interest rates and accelerating inflation in a stronger economy. Despite a series of short-term interest-rate hikes, bonds recovered over the first eight months of 2017 when it became clearer that major tax and fiscal reforms would take time and political capital to enact. Stocks continued to rally, led by large growth-oriented companies, as corporate earnings grew and global economic conditions improved.

The markets’ recent strong performance has been supported by solid underlying fundamentals. While we currently expect these favorable conditions to persist, we remain watchful for economic and political developments that could derail the rallies. As always, we encourage you to discuss the risks and opportunities of today’s investment environment with your financial advisor.

Thank you for your continued confidence and support.

Sincerely,

Mark D. Santero
Chief Executive Officer
The Dreyfus Corporation
September 15, 2017

DISCUSSION OF FUND PERFORMANCE

For the period from September 1, 2016 through August 31, 2017, as provided by Daniel Marques and Daniel Rabasco, Primary Portfolio Managers

Market and Fund Performance Overview

For the 12-month period ended August 31, 2017, Dreyfus Municipal Bond Fund achieved a total return of 0.29%.1 In comparison, the fund’s benchmark, the Bloomberg Barclays U.S. Municipal Bond Index (the “Index”), produced a total return of 0.88%.2

Municipal bonds produced modestly positive returns over the reporting period when moderating long-term interest rates and improving supply-and-demand dynamics offset earlier market weakness. The fund underperformed the Index due to its modestly long duration amid heightened market volatility during the final months of 2016.

The Fund’s Investment Approach

The fund seeks to maximize current income exempt from federal income tax, to the extent consistent with the preservation of capital.

To pursue this goal, the fund normally invests substantially all of its net assets in municipal bonds that provide income exempt from federal income tax. The fund invests at least 75% of its assets in municipal bonds rated A or higher or the unrated equivalent as determined by Dreyfus. The fund may invest up to 25% of its assets in municipal bonds rated below A or the unrated equivalent as determined by Dreyfus, including bonds rated below investment-grade quality (“high yield” or “junk” bonds). The dollar-weighted average maturity of the fund’s portfolio is not restricted, but normally exceeds 10 years.

We focus on identifying undervalued sectors and securities, and minimize the use of interest-rate forecasting. The portfolio managers select municipal bonds for the fund’s portfolio by:

• Using fundamental credit analysis to estimate the relative value and attractiveness of various sectors and securities, and to exploit pricing inefficiencies in the municipal bond market.

• Actively trading among various sectors, such as pre-refunded, general obligation, and revenue, based on their apparent relative values. The fund seeks to invest in several of these sectors.

Supply-and-Demand Dynamics Buoyed Municipal Bonds

The reporting period began in the midst of heightened market volatility stemming from a flood of new securities as issuers sought to lock in low financing rates in advance of short-term interest-rate hikes from the Federal Reserve Board. In addition, the unexpected election in November of a new presidential administration sparked uncertainty regarding potential changes in tax policy.

These negative trends reversed in early 2017, and municipal bonds rebounded steadily from low valuations as the supply of newly issued securities moderated, demand increased, and investors realized that tax reform was far from certain. As a result, the Index produced a positive total return for the reporting period overall.

Although growth in tax revenues has slowed and several states are facing pressure from underfunded pension systems, credit conditions have remained stable for most municipal bond issuers. Solid credit fundamentals helped lower-rated municipal bonds outperform their higher-quality counterparts over the reporting period.

DISCUSSION OF FUND PERFORMANCE (continued)

Higher-Yielding Securities Supported Fund Results

Although the fund performed well during the municipal bond market rally that prevailed over the first eight months of 2017, its relatively constructive investment posture made it more sensitive to the damaging effects of rising bond yields in the immediate wake of the 2016 presidential election. Consequently, the fund mildly trailed the Index for the reporting period overall.

In contrast, a relatively long average duration and overweighted exposure to intermediate-term securities helped the fund benefit from declining interest rates over the reporting period’s second half. In addition, the fund’s emphasis on higher-yielding revenue-backed bonds—and a correspondingly underweighted position in lower-yielding general obligation bonds—enabled the fund to maintain a yield advantage over the Index. The fund achieved particularly favorable contributions from revenue bonds backed by the states’ settlement of litigation with U.S. tobacco companies. Bonds issued on behalf of health care and transportation facilities also added a significant degree of value, as did a lack of exposure to distressed, uninsured Puerto Rico securities. These positions more than offset relatively weak results from highly rated securities and state general obligation bonds.

Positioned for a Constructive Market Environment

In the wake of the municipal bond market’s recent rally, yield differences have narrowed along the market’s credit-quality spectrum. In addition, short- and long-term interest rates are expected to rise in a growing economy. On the other hand, inflation has remained muted, supply-and-demand dynamics have remained positive, and credit fundamentals remain solid for municipal bonds. Therefore, we remain cautiously optimistic regarding the prospects for the municipal bond market over the foreseeable future.

As of the reporting period’s end, we have reduced the fund’s average duration to a more moderately long position, and we have maintained the fund’s emphasis on higher-yielding revenue-backed bonds, including those issued on behalf of the states’ tobacco settlements, transportation facilities, hospitals, and essential municipal services.

September 15, 2017

1 Total return includes reinvestment of dividends and any capital gains paid. Past performance is no guarantee of future results. Share price, yield, and investment return fluctuate such that upon redemption, fund shares may be worth more or less than their original cost. Income may be subject to state and local taxes, and some income may be subject to the federal alternative minimum tax (AMT) for certain investors. Capital gains, if any, are fully taxable.

2 Source: Lipper Inc. — The Bloomberg Barclays U.S. Municipal Bond Index covers the U.S. dollar-denominated long-term tax-exempt bond market. Investors cannot invest directly in any index.

Bonds are subject generally to interest-rate, credit, liquidity, and market risks, to varying degrees, all of which are more fully described in the fund’s prospectus. Generally, all other factors being equal, bond prices are inversely related to interest-rate changes, and rate increases can cause price declines. High yield bond funds involve increased credit and liquidity risk compared with higher-quality bond funds. Below-investment-grade bonds are considered speculative as to the continuing ability of an issuer to make interest payments and repay principal.

The use of derivatives involves risks different from, or possibly greater than, the risks associated with investing directly in the underlying assets. Derivatives can be highly volatile, illiquid, and difficult to value, and there is the risk that changes in the value of a derivative held by the fund will not correlate with the underlying instruments or the fund’s other investments.

Auction-rate securities include preferred shares of closed-end funds, long-term debt issued by municipalities, and many other taxable and tax-exempt issuers. The dividend rates on these securities generally reset through bank-managed auctions periodically, including periods ranging from 7 days to 35 days.

FUND PERFORMANCE

Comparison of change in value of $10,000 investment in Dreyfus Municipal Bond Fund and the Bloomberg Barclays U.S. Municipal Bond Index (The “Index”)

Average Annual Total Returns as of 8/31/17
	1 Year	5 Years	10 Years
Fund	0.29%	3.23%	4.19%
Bloomberg Barclays U.S. Municipal Bond Index	0.88%	3.23%	4.73%

† Source: Lipper Inc.

Past performance is not predictive of future performance.

The above graph compares a $10,000 investment made in Dreyfus Municipal Bond Fund on 8/31/07 to a $10,000 investment made in the Index on that date. All dividends and capital gain distributions are reinvested.

The fund invests primarily in municipal securities and its performance shown in the line graph takes into account fees and expenses. The Index covers the USD-denominated long-term tax-exempt bond market. Unlike a mutual fund, the Index is not subject to charges, fees and other expenses. Investors cannot invest directly in any index. Further information relating to fund performance, including expense reimbursements, if applicable, is contained in the Financial Highlights section of the prospectus and elsewhere in this report.

The performance data quoted represents past performance, which is no guarantee of future results. Share price and investment return fluctuate and an investor’s shares may be worth more or less than original cost upon redemption. Current performance may be lower or higher than the performance quoted. Go to Dreyfus.com for the fund’s most recent month-end returns.

The fund’s performance shown in the graph and table does not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

UNDERSTANDING YOUR FUND’S EXPENSES (Unaudited)

As a mutual fund investor, you pay ongoing expenses, such as management fees and other expenses. Using the information below, you can estimate how these expenses affect your investment and compare them with the expenses of other funds. You also may pay one-time transaction expenses, including sales charges (loads) and redemption fees, which are not shown in this section and would have resulted in higher total expenses. For more information, see your fund’s prospectus or talk to your financial adviser.

Review your fund’s expenses

The table below shows the expenses you would have paid on a $1,000 investment in Dreyfus Municipal Bond Fund from March 1, 2017 to August 31, 2017. It also shows how much a $1,000 investment would be worth at the close of the period, assuming actual returns and expenses.

Expenses and Value of a $1,000 Investment
assuming actual returns for the six months ended August 31, 2017

Expenses paid per $1,000†	$3.75
Ending value (after expenses)	$1,038.90

COMPARING YOUR FUND’S EXPENSES
WITH THOSE OF OTHER FUNDS (Unaudited)

Using the SEC’s method to compare expenses

The Securities and Exchange Commission (SEC) has established guidelines to help investors assess fund expenses. Per these guidelines, the table below shows your fund’s expenses based on a $1,000 investment, assuming a hypothetical 5% annualized return. You can use this information to compare the ongoing expenses (but not transaction expenses or total cost) of investing in the fund with those of other funds. All mutual fund shareholder reports will provide this information to help you make this comparison. Please note that you cannot use this information to estimate your actual ending account balance and expenses paid during the period.

Expenses and Value of a $1,000 Investment
assuming a hypothetical 5% annualized return for the six months ended August 31, 2017

Expenses paid per $1,000†	$3.72
Ending value (after expenses)	$1,021.53

† Expenses are equal to the fund’s annualized expense ratio of .73%, multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period).

STATEMENT OF INVESTMENTS

August 31, 2017

Description	Coupon Rate (%)	Maturity Date	Principal Amount ($)		Value ($)
Long-Term Municipal Investments - 99.0%
Alabama - 2.3%
Birmingham Water Works Board, Water Revenue	5.00	1/1/33	5,775,000		6,864,165
Jefferson County, Revenue, Refunding	5.00	9/15/35	2,500,000		2,927,925
Jefferson County, Senior Lien Sewer Revenue Warrants (Insured; Assured Guaranty Municipal Corp.)	0/6.60	10/1/42	20,000,000	[a]	17,207,800
Lower Alabama Gas District, Gas Project Revenue	5.00	9/1/28	3,300,000		3,941,817
				30,941,707
Alaska - .6%
Northern Tobacco Securitization Corporation of Alaska, Tobacco Settlement Asset-Backed Bonds	5.00	6/1/46	8,485,000		8,154,340
Arizona - .6%
La Paz County Industrial Development Authority, Education Facility LR (Charter Schools Solutions-Harmony Public Schools Project)	5.00	2/15/46	1,500,000	[b]	1,613,370
Maricopa County Industrial Development Authority, Revenue (Banner Health)	5.00	1/1/31	1,750,000		2,104,060
Pima County Industrial Development Authority, IDR (Tucson Electric Power Company Project)	5.25	10/1/40	4,185,000		4,498,959
				8,216,389
California - 10.8%
Bay Area Toll Authority, San Francisco Bay Area Toll Bridge Revenue	5.00	4/1/28	5,000,000		5,858,900
California, GO (Various Purpose)	5.00	8/1/29	7,500,000		9,198,000
California, GO (Various Purpose)	6.50	4/1/33	15,000,000		16,371,900
California, GO (Various Purpose)	6.00	11/1/35	14,000,000		15,500,100
California County Tobacco Securitization Agency, Tobacco Settlement Asset-Backed Refunding Bonds (Kern County Tobacco Funding Corporation)	5.00	6/1/34	5,295,000		5,794,583
California Health Facilities Financing Authority, Revenue (Sutter Health)	5.00	11/15/46	6,750,000		7,846,267
California State Public Works Board, LR (Department of Corrections and Rehabilitation) (Various Correctional Facilities)	5.00	9/1/28	5,000,000		5,936,900

STATEMENT OF INVESTMENTS (continued)

Description	Coupon Rate (%)	Maturity Date	Principal Amount ($)	Value ($)
Long-Term Municipal Investments - 99.0% (continued)
California - 10.8% (continued)
California State Public Works Board, LR (Various Capital Projects)	5.00	12/1/25	5,000,000	6,079,900
California State Public Works Board, LR (Various Capital Projects)	5.00	11/1/38	2,500,000	2,856,575
California Statewide Communities Development Authority, Revenue (Kaiser Permanente)	5.00	4/1/42	5,525,000	6,239,604
Golden State Tobacco Securitization Corporation, Revenue	5.00	6/1/28	3,265,000	3,908,172
Los Angeles Department of Airports, Senior Revenue (Los Angeles International Airport)	5.00	5/15/28	2,850,000	3,300,500
Los Angeles Department of Airports, Senior Revenue (Los Angeles International Airport)	5.00	5/15/33	5,000,000	5,680,600
Los Angeles Unified School District, GO	5.00	7/1/21	10,000,000	11,529,100
Modesto Irrigation District, Electric System Revenue	5.00	7/1/21	3,515,000	4,038,137
Sacramento County, Airport System Senior Revenue	5.75	7/1/39	10,260,000	10,659,319
San Diego County Regional Airport Authority, Senior Airport Revenue	5.00	7/1/43	6,000,000	6,644,340
San Francisco City and County Airport Commission, Second Series Revenue (San Francisco International Airport)	5.00	5/1/41	12,500,000	14,343,625
University of California Regents, Medical Center Pooled Revenue	5.00	5/15/43	5,000,000	5,764,050
				147,550,572
Colorado - 2.2%
City and County of Denver, Airport System Subordinate Revenue	5.50	11/15/27	6,000,000	7,028,520
City and County of Denver, Airport System Subordinate Revenue	5.25	11/15/43	6,000,000	6,687,000
Colorado Health Facilities Authority, Revenue (Catholic Health Initiatives)	5.25	1/1/45	4,315,000	4,642,293
Colorado Health Facilities Authority, Revenue (Sisters of Charity of Leavenworth Health System)	5.25	1/1/25	4,000,000	4,353,200
Denver Convention Center Hotel Authority, Convention Center Hotel Senior Revenue	5.00	12/1/36	1,315,000	1,500,902
E-470 Public Highway Authority, Senior Revenue (Insured; National Public Finance Guarantee Corp.)	0.00	9/1/20	6,740,000	[c] 6,444,451
				30,656,366
Connecticut - 1.1%
Connecticut, Special Tax Obligation Revenue (Transportation Infrastructure Purposes)	5.00	10/1/29	2,500,000	2,870,025

Description	Coupon Rate (%)	Maturity Date	Principal Amount ($)	Value ($)
Long-Term Municipal Investments - 99.0% (continued)
Connecticut - 1.1% (continued)
Connecticut, Special Tax Obligation Revenue (Transportation Infrastructure Purposes)	5.00	9/1/33	6,000,000	6,850,200
Hartford County Metropolitan District, Clean Water Project Revenue (Green Bonds)	5.00	11/1/34	5,025,000	5,731,163
				15,451,388
District of Columbia - 1.2%
District of Columbia Tobacco Settlement Financing Corporation, Tobacco Settlement Asset-Backed Bonds	0.00	6/15/46	53,600,000	[c] 7,667,480
Metropolitan Washington Airports Authority, Airport System Revenue	5.00	10/1/35	2,000,000	2,331,500
Metropolitan Washington D.C. Airports Authority, Airport Systems Revenue	5.00	10/1/28	4,000,000	4,633,800
Metropolitan Washington D.C. Airports Authority, Airport Systems Revenue	5.00	10/1/35	2,000,000	2,362,960
				16,995,740
Florida - 7.6%
Broward County, Port Facilities Revenue	5.00	9/1/22	6,000,000	6,783,180
Citizens Property Insurance Corporation, Coastal Account Senior Secured Revenue	5.00	6/1/20	7,000,000	7,750,470
Citizens Property Insurance Corporation, Coastal Account Senior Secured Revenue	5.00	6/1/25	30,000,000	36,482,400
Citizens Property Insurance Corporation, Personal Lines Account/Commercial Lines Account Senior Secured Revenue	5.00	6/1/22	8,000,000	9,325,600
Florida Department of Transportation, Turnpike Revenue	5.00	7/1/24	5,630,000	6,759,716
Florida Municipal Power Agency, Revenue (Saint Lucie Project)	5.00	10/1/20	1,185,000	1,325,292
Jacksonville Electric Authority, Electric System Subordinated Revenue	5.00	10/1/27	2,250,000	2,653,853
Jacksonville Electric Authority, Water and Sewer System Revenue	5.00	10/1/29	2,500,000	2,948,175
Lee County, Transportation Facilities Revenue (Insured; Assured Guaranty Municipal Corp.)	5.00	10/1/21	4,000,000	4,620,320
Miami Beach Redevelopment Agency, Tax Increment Revenue (City Center/Historic Convention Village)	5.00	2/1/35	1,500,000	1,719,105
Miami-Dade County, Aviation Revenue (Miami International Airport)	5.38	10/1/35	5,000,000	5,556,800
Miami-Dade County, Seaport Revenue	5.50	10/1/42	3,500,000	4,102,000
Miami-Dade County, Water and Sewer System Revenue	5.00	10/1/34	5,000,000	5,545,250

STATEMENT OF INVESTMENTS (continued)

Description	Coupon Rate (%)	Maturity Date	Principal Amount ($)		Value ($)
Long-Term Municipal Investments - 99.0% (continued)
Florida - 7.6% (continued)
Pinellas County Health Facilities Authority, Health System Revenue (BayCare Health System Issue) (Insured; National Public Finance Guarantee Corp.)	1.80	11/15/23	4,550,000	[d]	4,311,125
Tampa Bay Water Regional Water Supply Authority, Utility System Improvement Revenue (Insured; National Public Finance Guarantee Corp.)	6.00	10/1/29	2,500,000		3,400,575
				103,283,861
Georgia - 1.8%
Atlanta, Water and Wastewater Revenue (Insured; Assured Guaranty Municipal Corp.)	5.25	11/1/34	1,190,000		1,299,504
Municipal Electric Authority of Georgia, Project One Subordinated Bonds	5.75	1/1/20	1,000,000		1,040,420
Municipal Electric Authority of Georgia, Project One Subordinated Bonds	5.00	1/1/21	7,705,000		8,591,768
Municipal Electric Authority of Georgia, Project One Subordinated Bonds	5.00	1/1/28	8,400,000		10,025,568
Thomasville Hospital Authority, RAC (John D. Archbold Memorial Hospital, Inc. Project) (Prerefunded)	5.13	11/2/20	3,500,000	[e]	3,954,335
				24,911,595
Idaho - .6%
Power County Industrial Development Corporation, SWDR (FMC Corporation Project)	6.45	8/1/32	7,625,000		7,640,097
Illinois - 9.0%
Chicago, General Airport Senior Lien Revenue (Chicago O'Hare International Airport)	5.00	1/1/29	6,185,000		7,156,664
Chicago, Second Lien Water Revenue	5.00	11/1/27	2,695,000		3,085,910
Chicago, Second Lien Water Revenue	5.00	11/1/28	7,200,000		8,473,536
Chicago Park District, Limited Tax GO	5.00	1/1/27	3,000,000		3,419,700
Chicago Transit Authority, Second Lien Sales Tax Receipts Revenue	5.00	12/1/46	7,250,000		7,928,672
Cook County, Sales Tax Revenue, Refunding	5.00	11/15/36	7,000,000		8,222,620
Greater Chicago Metropolitan Water Reclamation District, GO Unlimited Tax Capital Improvement Bonds	5.00	12/1/44	5,000,000		5,581,400
Illinois, Sales Tax Revenue	5.00	6/15/24	5,000,000		5,758,500
Illinois Finance Authority, Revenue (Advocate Health Care Network)	5.00	6/1/29	9,500,000		10,737,660

Description	Coupon Rate (%)	Maturity Date	Principal Amount ($)	Value ($)
Long-Term Municipal Investments - 99.0% (continued)
Illinois - 9.0% (continued)
Illinois Finance Authority, Revenue (Advocate Health Care Network)	5.00	6/1/30	10,305,000	11,593,743
Illinois Finance Authority, Revenue (Central DuPage Health)	5.50	11/1/39	3,500,000	3,817,695
Illinois Finance Authority, Revenue (OSF Healthcare System)	5.00	11/15/45	2,500,000	2,755,950
Illinois Finance Authority, Revenue (Rehabilitation Institute of Chicago)	6.00	7/1/43	3,250,000	3,754,888
Illinois Municipal Electric Agency, Power Supply System Revenue	5.00	2/1/32	5,000,000	5,768,450
Illinois Toll Highway Authority, Toll Highway Senior Revenue	5.00	1/1/36	1,500,000	1,731,645
Metropolitan Pier and Exposition Authority, Revenue (McCormick Place Expansion Project)	5.00	6/15/42	13,090,000	13,402,196
Railsplitter Tobacco Settlement Authority, Tobacco Settlement Revenue	5.50	6/1/23	5,500,000	6,274,565
Railsplitter Tobacco Settlement Authority, Tobacco Settlement Revenue	6.00	6/1/28	1,480,000	1,688,251
University of Illinois Board of Trustees, Auxiliary Facilities System Revenue (University of Illinois)	5.00	4/1/27	5,000,000	5,590,900
University of Illinois Board of Trustees, Auxiliary Facilities System Revenue (University of Illinois)	5.00	4/1/44	5,000,000	5,533,450
				122,276,395
Indiana - .4%
Indiana Municipal Power Agency, Power Supply System Revenue	5.00	1/1/37	2,500,000	2,906,425
Indianapolis Local Public Improvement Bond Bank, Revenue (Indianapolis Airport Authority Project)	5.00	1/1/26	2,000,000	2,414,060
				5,320,485
Iowa - .7%
Iowa Finance Authority, Health Facilities Revenue (UnityPoint Health)	5.00	8/15/32	2,500,000	2,911,525
Iowa Finance Authority, Healthcare Revenue (Genesis Health System)	5.00	7/1/25	5,910,000	6,949,214
				9,860,739
Kentucky - 1.1%
Louisville/Jefferson County Metro Government, Health System Revenue (Norton Healthcare, Inc.)	5.75	10/1/42	6,000,000	6,939,960
Mount Sterling, LR (Kentucky League of Cities Funding Trust Program)	6.10	3/1/18	7,955,000	8,140,192
				15,080,152

STATEMENT OF INVESTMENTS (continued)

Description	Coupon Rate (%)	Maturity Date	Principal Amount ($)	Value ($)
Long-Term Municipal Investments - 99.0% (continued)
Louisiana - 3.5%
East Baton Rouge Sewerage Commission, Revenue	5.00	2/1/39	8,000,000	9,240,640
Louisiana Local Government Environmental Facilities and Community Development Authority, Revenue (Westlake Chemical Corporation Projects)	6.75	11/1/32	2,000,000	2,015,160
Louisiana Public Facilities Authority, Revenue (CHRISTUS Health Obligated Group)	6.00	7/1/29	6,500,000	7,059,650
New Orleans Aviation Board, General Airport Revenue (North Terminal Project)	5.00	1/1/40	7,825,000	8,793,265
New Orleans Aviation Board, General Airport Revenue (North Terminal Project)	5.00	1/1/45	5,000,000	5,590,850
New Orleans Aviation Board, Gulf Opportunity Zone Customer Facility Charge Revenue (Consolidated Rental Car Project)	6.25	1/1/30	5,000,000	5,282,150
Tobacco Settlement Financing Corporation of Louisiana, Tobacco Settlement Asset-Backed Bonds	5.25	5/15/35	9,140,000	10,014,241
				47,995,956
Maine - .4%
Maine Health and Higher Educational Facilities Authority, Revenue (Maine General Medical Center Issue)	7.50	7/1/32	5,000,000	5,682,450
Maryland - 1.3%
Baltimore Convention Center Hotel, Revenue (Convention Center Hotel Project)	5.00	9/1/46	3,500,000	3,987,305
Maryland Economic Development Corporation, EDR (Transportation Facilities Project)	5.75	6/1/35	2,500,000	2,681,750
Maryland Health and Higher Educational Facilities Authority, Revenue (MedStar Health Issue)	5.00	8/15/38	4,000,000	4,533,720
Montgomery County, Consolidated Public Improvement GO	5.00	12/1/24	5,165,000	6,419,010
				17,621,785
Massachusetts - 2.8%
Massachusetts, GO (Insured; Assured Guaranty Municipal Corp.)	5.25	9/1/23	5,000,000	6,140,700
Massachusetts Department of Transportation, Metropolitan Highway System Senior Revenue	5.00	1/1/27	10,000,000	10,915,300
Massachusetts Educational Financing Authority, Education Loan Revenue (Issue K)	5.25	7/1/29	3,725,000	4,102,715

Description	Coupon Rate (%)	Maturity Date	Principal Amount ($)	Value ($)
Long-Term Municipal Investments - 99.0% (continued)
Massachusetts - 2.8% (continued)
Massachusetts Health and Educational Facilities Authority, Revenue (Northeastern University Issue)	5.00	10/1/30	3,000,000	3,314,220
Massachusetts Port Authority, Revenue, Refunding	5.00	7/1/28	2,500,000	3,066,275
Massachusetts School Building Authority, Senior Dedicated Sales Tax Revenue	5.00	8/15/30	3,725,000	4,357,319
Massachusetts School Building Authority, Senior Dedicated Sales Tax Revenue	5.00	10/15/35	5,000,000	5,701,000
				37,597,529
Michigan - 3.4%
Great Lakes Water Authority, Water Supply System Second Lien Revenue	5.00	7/1/46	10,000,000	11,130,800
Kent Hospital Finance Authority, Revenue (Spectrum Health System)	5.50	11/15/25	7,710,000	8,856,091
Michigan Building Authority, Revenue (Facilities Program)	5.00	10/15/24	2,500,000	2,859,350
Michigan Finance Authority, HR (Sparrow Obligated Group)	5.00	11/15/34	2,965,000	3,392,079
Michigan Finance Authority, Local Government Loan Program Revenue (Detroit Water and Sewerage Department, Sewage Disposal System Revenue Senior Lien Local Project Bonds) (Insured; Assured Guaranty Municipal Corp.)	5.00	7/1/30	6,000,000	6,910,260
Michigan Finance Authority, Local Government Loan Program Revenue (Detroit Water and Sewerage Department, Sewage Disposal System Revenue Senior Lien Local Project Bonds) (Insured; Assured Guaranty Municipal Corp.)	5.00	7/1/32	5,000,000	5,723,100
Michigan Strategic Fund, SWDR (Genesee Power Station Project)	7.50	1/1/21	1,540,000	1,515,191
Wayne County Airport Authority, Airport Revenue (Detroit Metropolitan Wayne County Airport)	5.00	12/1/45	5,000,000	5,698,350
				46,085,221
Minnesota - .3%
Minneapolis-Saint Paul Metropolitan Airports Commission, Senior Airport Revenue	5.00	1/1/36	1,650,000	1,968,698
Western Minnesota Municipal Power Agency, Power Supply Revenue	5.00	1/1/30	1,565,000	1,841,927
				3,810,625
Missouri - 1.5%
Kansas City, General Improvement Airport Revenue	5.00	9/1/22	8,380,000	9,578,759
Missouri Health and Educational Facilities Authority, Health Facilities Revenue (CoxHealth)	5.00	11/15/29	3,770,000	4,440,306

STATEMENT OF INVESTMENTS (continued)

Description	Coupon Rate (%)	Maturity Date	Principal Amount ($)		Value ($)
Long-Term Municipal Investments - 99.0% (continued)
Missouri - 1.5% (continued)
Missouri Health and Educational Facilities Authority, Health Facilities Revenue (CoxHealth)	5.00	11/15/30	3,725,000		4,359,517
Missouri Joint Municipal Electric Utility Commission, Power Project Revenue (Iatan 2 Project)	5.00	1/1/33	2,200,000		2,524,412
				20,902,994
Nebraska - .5%
Nebraska Public Power District, General Revenue	5.00	1/1/34	2,975,000		3,457,426
Public Power Generation Agency of Nebraska, Revenue (Whelan Energy Center Unit 2)	5.00	1/1/41	3,050,000		3,474,438
				6,931,864
Nevada - 1.6%
Clark County, Airport System Revenue	5.00	7/1/40	19,000,000		21,849,050
New Jersey - 3.7%
Essex County Improvement Authority, SWDR (Covanta Project)	5.25	7/1/45	5,000,000	[b]	5,036,200
New Jersey Economic Development Authority, Cigarette Tax Revenue	5.00	6/15/28	2,250,000		2,423,115
New Jersey Economic Development Authority, Revenue	5.25	6/15/27	5,000,000		5,640,700
New Jersey Economic Development Authority, School Facilities Construction Revenue	5.00	3/1/28	3,250,000		3,502,395
New Jersey Economic Development Authority, School Facilities Construction Revenue	5.25	6/15/29	3,130,000		3,489,981
New Jersey Economic Development Authority, School Facilities Construction Revenue	5.25	6/15/31	7,550,000		8,351,357
New Jersey Health Care Facilities Financing Authority, Revenue (Virtua Health Issue)	5.00	7/1/28	3,000,000		3,447,120
New Jersey Higher Education Student Assistance Authority, Student Loan Revenue (Insured; Assured Guaranty Corp.)	6.13	6/1/30	5,410,000		5,553,311
New Jersey Turnpike Authority, Turnpike Revenue	5.00	1/1/24	5,000,000		5,893,650
New Jersey Turnpike Authority, Turnpike Revenue (Insured; National Public Finance Guarantee Corp.)	1.37	1/1/30	7,500,000	[d]	6,900,000
				50,237,829
New Mexico - .6%
New Mexico Municipal Energy Acquisition Authority, Gas Supply Revenue	1.79	8/1/19	7,500,000	[d]	7,499,100

Description	Coupon Rate (%)	Maturity Date	Principal Amount ($)		Value ($)
Long-Term Municipal Investments - 99.0% (continued)
New York - 12.4%
Metropolitan Transportation Authority, Transportation Revenue	5.25	11/15/29	7,375,000		8,866,741
Metropolitan Transportation Authority, Transportation Revenue	5.00	11/15/30	6,170,000		7,446,018
New York City, GO	5.00	3/1/25	5,000,000		6,041,150
New York City, GO	5.00	8/1/25	5,380,000		6,489,625
New York City, GO	5.00	10/1/36	11,505,000		13,031,713
New York City Health and Hospitals Corporation, Health System Revenue	5.00	2/15/25	14,625,000		15,958,800
New York City Industrial Development Agency, Senior Airport Facilities Revenue (Transportation Infrastructure Properties, LLC Obligated Group)	5.00	7/1/21	6,150,000		6,684,989
New York City Municipal Water Finance Authority, Water and Sewer System Second General Resolution Revenue	5.00	6/15/34	7,500,000		8,477,700
New York City Transitional Finance Authority, Future Tax Secured Subordinate Revenue	5.00	2/1/35	15,055,000		16,847,448
New York Liberty Development Corporation, Liberty Revenue (4 World Trade Center Project)	5.00	11/15/31	5,000,000		5,684,700
New York Liberty Development Corporation, Revenue (3 World Trade Center Project)	5.00	11/15/44	7,500,000	[b]	8,171,250
New York Liberty Development Corporation, Revenue (Goldman Sachs Headquarters Issue)	5.25	10/1/35	1,000,000		1,281,380
New York State Dormitory Authority, Revenue (New York University) (Insured; National Public Finance Guarantee Corp.)	5.75	7/1/27	9,500,000		11,936,275
New York State Dormitory Authority, State Personal Income Tax Revenue (General Purpose)	5.00	2/15/31	10,000,000		11,855,100
New York State Dormitory Authority, State Personal Income Tax Revenue (General Purpose)	5.00	3/15/32	7,100,000		8,432,954
New York State Thruway Authority, General Revenue	5.00	1/1/27	5,000,000		5,946,950
New York Transportation Development Corporation, Special Facility Revenue (American Airlines, Inc. John F. Kennedy International Airport Project)	5.00	8/1/21	1,100,000		1,205,336

STATEMENT OF INVESTMENTS (continued)

Description	Coupon Rate (%)	Maturity Date	Principal Amount ($)	Value ($)
Long-Term Municipal Investments - 99.0% (continued)
New York - 12.4% (continued)
New York Transportation Development Corporation, Special Facility Revenue (American Airlines, Inc. John F. Kennedy International Airport Project)	5.00	8/1/26	1,500,000	1,613,490
New York Transportation Development Corporation, Special Facility Revenue (LaGuardia Airport Terminal B Redevelopment Project)	5.00	7/1/46	6,500,000	7,174,960
Port Authority of New York and New Jersey, (Consolidated Bonds, 183rd Series)	5.00	12/15/26	4,125,000	5,004,615
Triborough Bridge and Tunnel Authority, General Revenue (MTA Bridges and Tunnels)	5.00	11/15/23	6,430,000	7,642,376
TSASC, Inc. of New York, Senior Tobacco Settlement Bonds	5.00	6/1/31	3,000,000	3,435,540
				169,229,110
North Carolina - .5%
North Carolina Medical Care Commission, Health Care Facilities Revenue (Duke University Health System)	5.00	6/1/28	3,250,000	4,095,845
North Carolina Turnpike Authority, Revenue (Insured; Assured Guaranty Municipal Corp.)	5.00	1/1/39	2,000,000	2,314,620
				6,410,465
Ohio - 1.5%
Buckeye Tobacco Settlement Financing Authority, Tobacco Settlement Asset-Backed Bonds	0.00	6/1/47	38,000,000	[c] 2,465,820
Butler County, Hospital Facilities Revenue (UC Health)	5.50	11/1/40	3,380,000	3,740,038
Cuyahoga County Hospital, Hospital Revenue (The Metrohealth System)	5.25	2/15/47	2,500,000	2,748,100
Hamilton County, Sewer System Revenue (The Metropolitan Sewer District of the Greater Cincinnati)	5.00	12/1/29	2,250,000	2,722,365
Ohio Higher Educational Facility Commission, HR (Cleveland Clinic Health System Obligated Group)	5.00	1/1/38	5,000,000	5,675,150
Ohio Turnpike and Infrastructure Commission, Junior Lien Turnpike Revenue (Infrastructure Projects)	5.25	2/15/39	3,000,000	3,506,580
				20,858,053
Pennsylvania - 3.9%
Allegheny County Port Authority, Special Transportation Revenue	5.25	3/1/22	5,000,000	5,710,600
Geisinger Authority, Health System Revenue (Geisinger Health System) (Prerefunded)	5.25	6/1/19	10,750,000	[e] 11,567,107

Description	Coupon Rate (%)	Maturity Date	Principal Amount ($)	Value ($)
Long-Term Municipal Investments - 99.0% (continued)
Pennsylvania - 3.9% (continued)
Lancaster County Hospital Authority, Health System Revenue (University of Pennsylvania Health System)	5.00	8/15/42	5,240,000	6,039,834
Pennsylvania Turnpike Commission, Turnpike Revenue	5.00	12/1/24	5,000,000	5,443,300
Pennsylvania Turnpike Commission, Turnpike Revenue	5.00	12/1/34	2,160,000	2,511,259
Pennsylvania Turnpike Commission, Turnpike Revenue	5.00	12/1/42	5,000,000	5,663,400
Pennsylvania Turnpike Commission, Turnpike Subordinate Revenue	5.00	6/1/28	4,500,000	5,338,890
Philadelphia School District, GO	5.25	9/1/23	5,000,000	5,456,600
Philadelphia School District, GO	5.00	9/1/27	5,000,000	5,760,900
				53,491,890
South Carolina - 3.0%
Columbia, Waterworks and Sewer System Revenue	5.00	2/1/36	8,000,000	8,895,760
Piedmont Municipal Power Agency, Electric Revenue	5.00	1/1/20	2,740,000	2,980,819
South Carolina Public Service Authority, Revenue Obligations (Santee Cooper)	5.00	12/1/36	10,000,000	10,875,300
South Carolina Public Service Authority, Revenue Obligations (Santee Cooper)	5.13	12/1/43	16,000,000	17,717,120
				40,468,999
South Dakota - .7%
South Dakota Health and Educational Facilities Authority, Revenue (Avera Health Issue)	5.00	7/1/44	5,000,000	5,554,750
South Dakota Health and Educational Facilities Authority, Revenue (Sanford)	5.00	11/1/35	3,000,000	3,469,230
				9,023,980
Tennessee - .5%
Chattanooga Health Educational and Housing Board, Revenue (Catholic Health Initiatives)	5.25	1/1/40	1,500,000	1,597,320
Johnson City Health and Educational Facilities Board, HR (Mountain States Health Alliance)	6.00	7/1/38	5,000,000	5,459,800
				7,057,120
Texas - 8.0%
Austin Convention Enterprises, Convention Center Revenue (1st Tier-Convention Center Hotel)	5.00	1/1/29	1,880,000	2,226,052
Corpus Christi, Utility System Junior Lien Improvement Revenue	5.00	7/15/40	5,000,000	5,688,850
Dallas and Fort Worth, Joint Revenue (Dallas-Fort Worth International Airport)	5.00	11/1/22	3,000,000	3,496,740

STATEMENT OF INVESTMENTS (continued)

Description	Coupon Rate (%)	Maturity Date	Principal Amount ($)	Value ($)
Long-Term Municipal Investments - 99.0% (continued)
Texas - 8.0% (continued)
Fort Worth, Water and Sewer System Revenue	5.00	2/15/27	5,320,000	6,436,242
Harris County Cultural Education Facilities Finance Corporation, HR (Texas Children's Hospital Project)	5.25	10/1/29	4,000,000	4,348,720
Houston, Combined Utility System First Lien Revenue	5.00	11/15/28	4,000,000	4,783,280
Houston Community College System, Limited Tax GO	5.00	2/15/29	4,000,000	4,687,520
Love Field Airport Modernization Corporation, Special Facilities Revenue (Southwest Airlines Company - Love Field Modernization Program Project)	5.00	11/1/28	4,450,000	4,934,917
Lower Colorado River Authority, Revenue	5.00	5/15/39	6,750,000	7,765,807
Lower Colorado River Authority, Transmission Contract Revenue (Lower Colorado River Authority Transmission Services Corporation Project)	5.00	5/15/31	7,895,000	8,960,588
North Texas Tollway Authority, First Tier System Revenue	5.00	1/1/39	14,250,000	16,576,740
North Texas Tollway Authority, First Tier System Revenue (Insured; Assured Guaranty Corp.)	5.75	1/1/40	605,000	614,033
Plano Independent School District, Unlimited Tax Bonds (Permanent School Fund Guarantee Program)	5.00	2/15/25	4,150,000	5,138,779
San Antonio, Electric and Gas Systems Junior Lien Revenue	5.00	2/1/43	9,275,000	10,568,677
Socorro Independent School District, Unlimited Tax Bonds (Permanent School Fund Guarantee Program)	5.00	8/15/29	4,080,000	4,939,656
Tarrant County Cultural Education Facilities Finance Corporation, HR (Baylor Scott and White Health Project)	5.00	11/15/45	2,500,000	2,859,875
Texas Transportation Commission, Central Texas Turnpike System First Tier Revenue	5.00	8/15/41	3,530,000	3,959,883
Texas Transportation Commission, Central Texas Turnpike System Second Tier Revenue	5.00	8/15/31	5,000,000	5,704,350
Wichita Falls, Water and Sewer System Revenue	5.00	8/1/24	4,195,000	5,042,600
				108,733,309
Utah - 1.0%
Metropolitan Water District of Salt Lake and Sandy, Water Revenue Project Bonds	5.00	7/1/37	3,000,000	3,445,410

Description	Coupon Rate (%)	Maturity Date	Principal Amount ($)	Value ($)
Long-Term Municipal Investments - 99.0% (continued)
Utah - 1.0% (continued)
Salt Lake City, Airport Revenue (Salt Lake International Airport)	5.00	7/1/37	3,500,000	4,092,130
Utah County, HR (Intermountain Health Care Health Services, Inc.)	4.00	5/15/47	3,250,000	3,369,860
Utah Transit Authority, Subordinated Sales Tax Revenue	5.00	6/15/35	2,645,000	3,045,585
				13,952,985
Virginia - .8%
Danville Industrial Development Authority, HR (Danville Regional Medical Center) (Insured; AMBAC) (Escrowed to Maturity)	5.25	10/1/28	1,500,000	1,776,720
Virginia College Building Authority, Educational Facilities Revenue (21st Century College Program)	5.00	2/1/31	5,000,000	6,113,350
Virginia Small Business Financing Authority, Revenue	5.00	7/1/34	3,400,000	3,697,330
				11,587,400
Washington - 3.8%
Central Puget Sound Regional Transit Authority, Sales Tax and Motor Vehicle Excise Tax Revenue (Green Bonds)	5.00	11/1/34	2,000,000	2,403,640
Central Puget Sound Regional Transit Authority, Sales Tax and Motor Vehicle Excise Tax Revenue (Green Bonds)	5.00	11/1/35	2,795,000	3,348,969
Seattle, Drainage and Wastewater Improvement Revenue	5.00	9/1/27	5,000,000	5,808,600
Seattle, Municipal Light and Power Improvement Revenue	5.00	6/1/23	6,790,000	7,996,108
Washington, GO (Various Purpose)	5.00	7/1/27	3,500,000	4,306,785
Washington, GO (Various Purpose)	5.00	8/1/35	10,000,000	11,832,600
Washington, Motor Vehicle Fuel Tax GO	5.00	7/1/23	2,575,000	3,112,583
Washington Health Care Facilities Authority, Revenue (Providence Health and Services)	5.00	10/1/42	12,375,000	13,718,182
				52,527,467
Wisconsin - 3.3%
Public Finance Authority of Wisconsin, HR (Renown Regional Medical Center Project)	5.00	6/1/40	6,000,000	6,745,140
Public Finance Authority of Wisconsin, Lease Development Revenue (KU Campus Development Corporation - Central District Development Project)	5.00	3/1/46	5,000,000	5,685,100

STATEMENT OF INVESTMENTS (continued)

Description	Coupon Rate (%)	Maturity Date	Principal Amount ($)	Value ($)
Long-Term Municipal Investments - 99.0% (continued)
Wisconsin - 3.3% (continued)
Tender Option Bond Trust Receipts/Certificates, Revenue (Ascension Health Alliance Senior Credit Group) (Series 2017 XF2418) Recourse	5.00	11/15/43	10,000,000	[b,d,f] 11,184,400
Wisconsin Environmental Improvement Fund, Revenue	5.00	6/1/32	3,205,000	3,838,596
Wisconsin Health and Educational Facilities Authority, Revenue (Aurora Health Care, Inc.)	5.50	4/15/29	5,000,000	5,428,700
Wisconsin Health and Educational Facilities Authority, Revenue (Aurora Health Care, Inc.)	5.25	4/15/35	3,000,000	3,330,330
Wisconsin Health and Educational Facilities Authority, Revenue (ProHealth Care, Inc. Obligated Group)	5.00	8/15/39	6,100,000	6,828,157
Wisconsin Transportation, Transportation Revenue	5.00	7/1/33	1,550,000	1,841,214
				44,881,637
Total Long-Term Municipal Investments (cost $1,267,753,608)			1,350,776,644

Short-Term Municipal Investments - .4%
California - .4%
Southern California Public Power Authority, Revenue (Magnolia Power Project) (LOC; U.S. Bank NA) (cost $6,000,000)	0.69	9/1/17	6,000,000	[g,h] 6,000,000
Total Investments (cost $1,273,753,608)			99.4%	1,356,776,644
Cash and Receivables (Net)			0.6%	8,162,350
Net Assets			100.0%	1,364,938,994

a Zero coupon until a specified date at which time the stated coupon rate becomes effective until maturity.

b Security exempt from registration pursuant to Rule 144A under the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers. At August 31, 2017, these securities were valued at $26,005,220 or 1.91% of net assets.

c Security issued with a zero coupon. Income is recognized through the accretion of discount.

d Auction Rate Security—interest rate is reset periodically under an auction process that is conducted by an auction agent. Rate shown is the interest rate in effect at period end.

e These securities are prerefunded; the date shown represents the prerefunded date. Bonds which are prerefunded are collateralized by U.S. Government securities which are held in escrow and are used to pay principal and interest on the municipal issue and to retire the bonds in full at the earliest refunding date.

f Collateral for floating rate borrowings.

g Variable rate demand note—rate shown is the interest rate in effect at August 31, 2017. Maturity date represents the next demand date, or the ultimate maturity date if earlier.

h The Variable Rate shall be determined by the Remarketing Agent in its sole discretion based on prevailing market conditions and may, but need not, be established by reference to one or more financial indices.

Portfolio Summary (Unaudited) †	Value (%)
Transportation Services	25.5
Health Care	17.2
Utility-Water and Sewer	10.9
Utility-Electric	9.3
Special Tax	8.3
Education	5.1
State/Territory	4.0
City	2.3
Industrial	2.2
Lease	1.9
County	1.3
Prerefunded	1.3
Asset-Backed	1.2
Resource Recovery	.1
Other	8.8
99.4

† Based on net assets.

See notes to financial statements.

Summary of Abbreviations (Unaudited)

ABAG	Association of Bay Area Governments	ACA	American Capital Access
AGC	ACE Guaranty Corporation	AGIC	Asset Guaranty Insurance Company
AMBAC	American Municipal Bond Assurance Corporation	ARRN	Adjustable Rate Receipt Notes
BAN	Bond Anticipation Notes	BPA	Bond Purchase Agreement
CIFG	CDC Ixis Financial Guaranty	COP	Certificate of Participation
CP	Commercial Paper	DRIVERS	Derivative Inverse Tax-Exempt Receipts
EDR	Economic Development Revenue	EIR	Environmental Improvement Revenue
FGIC	Financial Guaranty Insurance Company	FHA	Federal Housing Administration
FHLB	Federal Home Loan Bank	FHLMC	Federal Home Loan Mortgage Corporation
FNMA	Federal National Mortgage Association	GAN	Grant Anticipation Notes
GIC	Guaranteed Investment Contract	GNMA	Government National Mortgage Association
GO	General Obligation	HR	Hospital Revenue
IDB	Industrial Development Board	IDC	Industrial Development Corporation
IDR	Industrial Development Revenue	LIFERS	Long Inverse Floating Exempt Receipts
LOC	Letter of Credit	LOR	Limited Obligation Revenue
LR	Lease Revenue	MERLOTS	Municipal Exempt Receipts Liquidity Option Tender
MFHR	Multi-Family Housing Revenue	MFMR	Multi-Family Mortgage Revenue
PCR	Pollution Control Revenue	PILOT	Payment in Lieu of Taxes
P-FLOATS	Puttable Floating Option Tax-Exempt Receipts	PUTTERS	Puttable Tax-Exempt Receipts
RAC	Revenue Anticipation Certificates	RAN	Revenue Anticipation Notes
RAW	Revenue Anticipation Warrants	RIB	Residual Interest Bonds
ROCS	Reset Options Certificates	RRR	Resources Recovery Revenue
SAAN	State Aid Anticipation Notes	SBPA	Standby Bond Purchase Agreement
SFHR	Single Family Housing Revenue	SFMR	Single Family Mortgage Revenue
SONYMA	State of New York Mortgage Agency	SPEARS	Short Puttable Exempt Adjustable Receipts
SWDR	Solid Waste Disposal Revenue	TAN	Tax Anticipation Notes
TAW	Tax Anticipation Warrants	TRAN	Tax and Revenue Anticipation Notes
XLCA	XL Capital Assurance

See notes to financial statements.

STATEMENT OF ASSETS AND LIABILITIES

August 31, 2017

	Cost	Value
	Assets ($):
Investments in securities—See Statement of Investments	1,273,753,608	1,356,776,644
	Cash	212,035
	Interest receivable	14,465,169
	Receivable for shares of Common Stock subscribed	37,477
	Prepaid expenses	21,566
		1,371,512,891
	Liabilities ($):
	Due to The Dreyfus Corporation and affiliates—Note 3(b)	820,975
	Payable for floating rate notes issued—Note 4	5,000,000
	Payable for shares of Common Stock redeemed	559,000
	Interest and expense payable related to floating rate notes issued—Note 4	23,764
	Accrued expenses	170,158
		6,573,897
	Net Assets ($)	1,364,938,994
	Composition of Net Assets ($):
	Paid-in capital	1,308,859,802
	Accumulated net realized gain (loss) on investments	(26,943,844)
	Accumulated net unrealized appreciation (depreciation) on investments	83,023,036
	Net Assets ($)	1,364,938,994
	Shares Outstanding
	(600 million shares of $.001 par value Common Stock authorized)	115,206,629
	Net Asset Value Per Share ($)	11.85

See notes to financial statements.

STATEMENT OF OPERATIONS

Year Ended August 31, 2017

Investment Income ($):
Interest Income	52,325,193
Expenses:
Management fee—Note 3(a)	8,271,040
Shareholder servicing costs—Note 3(b)	1,174,260
Professional fees	141,190
Directors’ fees and expenses—Note 3(c)	126,359
Custodian fees—Note 3(b)	69,280
Interest and expense related to floating rate notes issued—Note 4	67,048
Prospectus and shareholders’ reports	45,452
Registration fees	43,974
Loan commitment fees—Note 2	26,673
Miscellaneous	77,560
Total Expenses	10,042,836
Less—reduction in fees due to earnings credits—Note 3(b)	(37,071)
Net Expenses	10,005,765
Investment Income—Net	42,319,428
Realized and Unrealized Gain (Loss) on Investments—Note 4 ($):
Net realized gain (loss) on investments	11,862,163
Net unrealized appreciation (depreciation) on investments	(53,571,280)
Net Realized and Unrealized Gain (Loss) on Investments	(41,709,117)
Net Increase in Net Assets Resulting from Operations	610,311

See notes to financial statements.

STATEMENT OF CHANGES IN NET ASSETS

	Year Ended August 31,
	2017	2016
Operations ($):
Investment income—net	42,319,428	45,874,263
Net realized gain (loss) on investments	11,862,163	18,931,540
Net unrealized appreciation (depreciation) on investments	(53,571,280)	37,823,421
Net Increase (Decrease) in Net Assets Resulting from Operations	610,311	102,629,224
Distributions to Shareholders from ($):
Investment income—net	(41,914,845)	(45,499,434)
Capital Stock Transactions ($):
Net proceeds from shares sold	56,303,338	74,150,263
Distributions reinvested	31,458,710	33,786,235
Cost of shares redeemed	(154,913,420)	(120,830,242)
Increase (Decrease) in Net Assets from Capital Stock Transactions	(67,151,372)	(12,893,744)
Total Increase (Decrease) in Net Assets	(108,455,906)	44,236,046
Net Assets ($):
Beginning of Period	1,473,394,900	1,429,158,854
End of Period	1,364,938,994	1,473,394,900
Capital Share Transactions (Shares):
Shares sold	4,813,659	6,182,086
Shares issued for distributions reinvested	2,689,809	2,819,839
Shares redeemed	(13,276,611)	(10,089,548)
Net Increase (Decrease) in Shares Outstanding	(5,773,143)	(1,087,623)

See notes to financial statements.

FINANCIAL HIGHLIGHTS

The following table describes the performance for the fiscal periods indicated. Total return shows how much your investment in the fund would have increased (or decreased) during each period, assuming you had reinvested all dividends and distributions. These figures have been derived from the fund’s financial statements.

	Year Ended August 31,
	2017	2016	2015	2014	2013
Per Share Data ($):
Net asset value, beginning of period	12.18	11.71	11.79	11.02	11.90
Investment Operations:
Investment income—net[a]	.36	.38	.39	.42	.38
Net realized and unrealized gain (loss) on investments	(.33)	.47	(.08)	.77	(.89)
Total from Investment Operations	.03	.85	.31	1.19	(.51)
Distributions:
Dividends from investment income—net	(.36)	(.38)	(.39)	(.42)	(.37)
Dividends from net realized gain on investments	-	-	-	(.00)[b]	-
Total Distributions	(.36)	(.38)	(.39)	(.42)	(.37)
Net asset value, end of period	11.85	12.18	11.71	11.79	11.02
Total Return (%)	.29	7.32	2.67	11.10	(4.52)
Ratios/Supplemental Data (%):
Ratio of total expenses to average net assets	.73	.73	.72	.74	.72
Ratio of net expenses to average net assets	.73	.73	.72	.74	.72
Ratio of interest and expense related to floating rate notes issued to average net assets	.00[c]	.00[c]	.01	.01	.01
Ratio of net investment income to average net assets	3.07	3.16	3.32	3.71	3.18
Portfolio Turnover Rate	13.89	16.38	14.65	19.04	23.67
Net Assets, end of period ($ x 1,000)	1,364,939	1,473,395	1,429,159	1,490,774	1,492,691

a Based on average shares outstanding.

b Amount represents less than $.01 per share.

c Amount represents less than .01%.

See notes to financial statements.

NOTES TO FINANCIAL STATEMENTS

NOTE 1—Significant Accounting Policies:

Dreyfus Municipal Bond Fund (the “fund”) is the sole series of Dreyfus Bond Funds, Inc. (the “Company”), which is registered under the Investment Company Act of 1940, as amended (the “Act”), as a diversified open-end management investment company. The fund’s investment objective is to seek to maximize current income exempt from federal income tax, to the extent consistent with the preservation of capital. The Dreyfus Corporation (the “Manager” or “Dreyfus”), a wholly-owned subsidiary of The Bank of New York Mellon Corporation (“BNY Mellon”), serves as the fund’s investment adviser. MBSC Securities Corporation (the “Distributor”), a wholly-owned subsidiary of Dreyfus, is the distributor of the fund’s shares, which are sold to the public without a sales charge.

The Financial Accounting Standards Board (“FASB”) Accounting Standards Codification is the exclusive reference of authoritative U.S. generally accepted accounting principles (“GAAP”) recognized by the FASB to be applied by nongovernmental entities. Rules and interpretive releases of the Securities and Exchange Commission (“SEC”) under authority of federal laws are also sources of authoritative GAAP for SEC registrants. The fund’s financial statements are prepared in accordance with GAAP, which may require the use of management estimates and assumptions. Actual results could differ from those estimates.

The Company enters into contracts that contain a variety of indemnifications. The fund’s maximum exposure under these arrangements is unknown. The fund does not anticipate recognizing any loss related to these arrangements.

(a) Portfolio valuation: The fair value of a financial instrument is the amount that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants at the measurement date (i.e., the exit price). GAAP establishes a fair value hierarchy that prioritizes the inputs of valuation techniques used to measure fair value. This hierarchy gives the highest priority to unadjusted quoted prices in active markets for identical assets or liabilities (Level 1 measurements) and the lowest priority to unobservable inputs (Level 3 measurements).

Additionally, GAAP provides guidance on determining whether the volume and activity in a market has decreased significantly and whether such a decrease in activity results in transactions that are not orderly. GAAP requires enhanced disclosures around valuation inputs and techniques used during annual and interim periods.

NOTES TO FINANCIAL STATEMENTS (continued)

Various inputs are used in determining the value of the fund’s investments relating to fair value measurements. These inputs are summarized in the three broad levels listed below:

Level 1—unadjusted quoted prices in active markets for identical investments.

Level 2—other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, credit risk, etc.).

Level 3—significant unobservable inputs (including the fund’s own assumptions in determining the fair value of investments).

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

Changes in valuation techniques may result in transfers in or out of an assigned level within the disclosure hierarchy. Valuation techniques used to value the fund’s investments are as follows:

Investments in securities are valued each business day by an independent pricing service (the “Service”) approved by the Company’s Board of Directors (the “Board”). Investments for which quoted bid prices are readily available and are representative of the bid side of the market in the judgment of the Service are valued at the mean between the quoted bid prices (as obtained by the Service from dealers in such securities) and asked prices (as calculated by the Service based upon its evaluation of the market for such securities). Other investments (which constitute a majority of the portfolio securities) are carried at fair value as determined by the Service, based on methods which include consideration of the following: yields or prices of municipal securities of comparable quality, coupon, maturity and type; indications as to values from dealers; and general market conditions. All of the preceding securities are generally categorized within Level 2 of the fair value hierarchy.

The Service is engaged under the general supervision of the Board.

When market quotations or official closing prices are not readily available, or are determined not to reflect accurately fair value, such as when the value of a security has been significantly affected by events after the close of the exchange or market on which the security is principally traded, but before the fund calculates its net asset value, the fund may value these investments at fair value as determined in accordance with the procedures approved by the Board. Certain factors may be considered when fair valuing investments such as: fundamental analytical data, the nature and duration of restrictions on disposition, an evaluation of the forces that influence the market in which the securities are purchased and sold, and public trading in similar securities of the issuer or comparable issuers. These securities are either categorized within Level 2 or 3 of the fair value hierarchy depending on the relevant inputs used.

For restricted securities where observable inputs are limited, assumptions about market activity and risk are used and are generally categorized within Level 3 of the fair value hierarchy.

The following is a summary of the inputs used as of August 31, 2017 in valuing the fund’s investments:

	Level 1 - Unadjusted Quoted Prices	Level 2 - Other Significant Observable Inputs	Level 3 - Significant Unobservable Inputs	Total
Assets ($)
Investments in Securities:
Municipal Bonds†	-	1,356,776,644	-	1,356,776,644
Liabilities ($)
Floating Rate Notes††	-	(5,000,000)	-	(5,000,000)

† See Statement of Investments for additional detailed categorizations.

†† Certain of the fund’s liabilities are held at carrying amount, which approximates fair value for financial reporting purposes.

At August 31, 2017, there were no transfers between levels of the fair value hierarchy.

(b) Securities transactions and investment income: Securities transactions are recorded on a trade date basis. Realized gains and losses from securities transactions are recorded on the identified cost basis. Interest income, adjusted for accretion of discount and amortization of premium on investments, is earned from settlement date and recognized on the accrual basis. Securities purchased or sold on a when issued or delayed delivery basis may be settled a month or more after the trade date.

(c) Dividends and distributions to shareholders: It is the policy of the fund to declare dividends daily from investment income-net. Such dividends are paid monthly. Dividends from net realized capital gains, if any, are normally declared and paid annually, but the fund may make distributions on a more frequent basis to comply with the distribution requirements of the Internal Revenue Code of 1986, as amended (the “Code”). To the extent that net realized capital gains can be offset by capital loss carryovers, it is the policy of the fund not to distribute such gains. Income and capital gain distributions are determined in accordance with income tax regulations, which may differ from GAAP.

NOTES TO FINANCIAL STATEMENTS (continued)

(d) Federal income taxes: It is the policy of the fund to continue to qualify as a regulated investment company, which can distribute tax-exempt dividends, by complying with the applicable provisions of the Code, and to make distributions of income and net realized capital gain sufficient to relieve it from substantially all federal income and excise taxes.

As of and during the period ended August 31, 2017, the fund did not have any liabilities for any uncertain tax positions. The fund recognizes interest and penalties, if any, related to uncertain tax positions as income tax expense in the Statement of Operations. During the period ended August 31, 2017, the fund did not incur any interest or penalties.

Each tax year in the four-year period ended August 31, 2017 remains subject to examination by the Internal Revenue Service and state taxing authorities.

At August 31, 2017, the components of accumulated earnings on a tax basis were as follows: undistributed tax-exempt income $1,570,177, undistributed ordinary income $397,628, accumulated capital losses $29,009,876 and unrealized appreciation $84,691,440.

Under the Regulated Investment Company Modernization Act of 2010 (the “2010 Act”), the fund is permitted to carry forward capital losses incurred in taxable years beginning after December 22, 2010 (“post-enactment losses”) for an unlimited period. Furthermore, post-enactment capital loss carryovers retain their character as either short-term or long-term capital losses rather than short-term as they were under previous statute. The 2010 Act requires post-enactment losses to be utilized before the utilization of losses incurred in taxable years prior to the effective date of the 2010 Act (“pre-enactment losses”). As a result of this ordering rule, pre-enactment losses may be more likely to expire unused.

The accumulated capital loss carryover is available for federal income tax purposes to be applied against future net realized capital gains, if any, realized subsequent to August 31, 2017. If not applied, the carryover expires in fiscal year 2018.

The tax character of distributions paid to shareholders during the fiscal periods ended August 31, 2017 and August 31, 2016 were as follows: tax-exempt income $41,914,845 and $45,454,464, and ordinary income $0 and $44,970, respectively.

During the period ended August 31, 2017, as a result of permanent book to tax differences, primarily due to the tax treatment for amortization adjustments, the fund decreased accumulated undistributed investment income-net by $404,583, increased accumulated net realized gain (loss) on investments by $329,881 and increased paid-in capital by $74,702. Net assets and net asset value per share were not affected by this reclassification.

NOTE 2—Bank Lines of Credit:

The fund participates with other Dreyfus-managed funds in an $810 million unsecured credit facility led by Citibank, N.A. and a $300 million unsecured credit facility provided by The Bank of New York Mellon, a subsidiary of BNY Mellon and an affiliate of Dreyfus (each, a “Facility”), each to be utilized primarily for temporary or emergency purposes, including the financing of redemptions. Prior to October 5, 2016, the unsecured credit facility with Citibank, N.A. was $555 million. In connection therewith, the fund has agreed to pay its pro rata portion of commitment fees for each Facility. Interest is charged to the fund based on rates determined pursuant to the terms of the respective Facility at the time of borrowing. During the period ended August 31, 2017, the fund did not borrow under the Facilities.

NOTE 3—Management Fee and Other Transactions with Affiliates:

(a) Pursuant to a management agreement with Dreyfus, the management fee is computed at the annual rate of .60% of the value of the fund’s average daily net assets and is payable monthly.

(b) Under the Shareholder Services Plan, the fund reimburses the Distributor at an amount not to exceed an annual rate of .25% of the value of the fund’s average daily net assets for the provision of certain services. The services provided may include personal services relating to shareholder accounts, such as answering shareholder inquiries regarding the fund and providing reports and other information, and services related to the maintenance of shareholder accounts. During the period ended August 31, 2017, the fund was charged $628,824 pursuant to the Shareholder Services Plan.

The fund has arrangements with the transfer agent and the custodian whereby the fund may receive earnings credits when positive cash balances are maintained, which are used to offset transfer agency and custody fees. For financial reporting purposes, the fund includes net earnings credits as an expense offset in the Statement of Operations.

The fund compensates Dreyfus Transfer, Inc., a wholly-owned subsidiary of Dreyfus, under a transfer agency agreement for providing transfer agency and cash management services for the fund. The majority of transfer agency fees are comprised of amounts paid on a per account basis,

NOTES TO FINANCIAL STATEMENTS (continued)

while cash management fees are related to fund subscriptions and redemptions. During the period ended August 31, 2017, the fund was charged $333,156 for transfer agency services and $21,103 for cash management services. These fees are included in Shareholder servicing costs in the Statement of Operations. Cash management fees were partially offset by earnings credits of $20,695.

The fund compensates The Bank of New York Mellon under a custody agreement for providing custodial services for the fund. These fees are determined based on net assets, geographic region and transaction activity. During the period ended August 31, 2017, the fund was charged $69,280 pursuant to the custody agreement. These fees were partially offset by earnings credits of $16,376.

The fund compensates The Bank of New York Mellon under a shareholder redemption draft processing agreement for providing certain services related to the fund’s check writing privilege. During the period ended August 31, 2017, the fund was charged $14,438 pursuant to the agreement, which is included in Shareholder servicing costs in the Statement of Operations.

During the period ended August 31, 2017, the fund was charged $11,281 for services performed by the Chief Compliance Officer and his staff.

The components of “Due to The Dreyfus Corporation and affiliates” in the Statement of Assets and Liabilities consist of: management fees $693,430, Shareholder Services Plan fees $52,000, custodian fees $7,704, Chief Compliance Officer fees $4,670 and transfer agency fees $63,171.

(c) Each Board member also serves as a Board member of other funds within the Dreyfus complex. Annual retainer fees and attendance fees are allocated to each fund based on net assets.

NOTE 4—Securities Transactions:

The aggregate amount of purchases and sales of investment securities, excluding short-term securities, during the period ended August 31, 2017, amounted to $189,902,046 and $253,324,329, respectively.

Inverse Floater Securities: The fund participates in secondary inverse floater structures in which fixed-rate, tax-exempt municipal bonds are transferred to a trust (the “Inverse Floater Trust”). The Inverse Floater Trust typically issues two variable rate securities that are collateralized by the cash flows of the fixed-rate, tax-exempt municipal bonds. One of these variable rate securities pays interest based on a short-term floating rate set by a remarketing agent at predetermined intervals (“Trust Certificates”). A residual interest tax-exempt security is also created by the Inverse Floater

Trust, which is transferred to the fund, and is paid interest based on the remaining cash flows of the Inverse Floater Trust, after payment of interest on the other securities and various expenses of the Inverse Floater Trust. An Inverse Floater Trust may be collapsed without the consent of the fund due to certain termination events such as bankruptcy, default or other credit event.

The fund accounts for the transfer of bonds to the Inverse Floater Trust as secured borrowings, with the securities transferred remaining in the fund’s investments, and the Trust Certificates reflected as fund liabilities in the Statement of Assets and Liabilities.

The fund may invest in inverse floater securities on either a non-recourse or recourse basis. These securities are typically supported by a liquidity facility provided by a bank or other financial institution (the “Liquidity Provider”) that allows the holders of the Trust Certificates to tender their certificates in exchange for payment from the Liquidity Provider of par plus accrued interest on any business day prior to a termination event. When the fund invests in inverse floater securities on a non-recourse basis, the Liquidity Provider is required to make a payment under the liquidity facility due to a termination event to the holders of the Trust Certificates. When this occurs, the Liquidity Provider typically liquidates all or a portion of the municipal securities held in the Inverse Floater Trust. A liquidation shortfall occurs if the Trust Certificates exceed the proceeds of the sale of the bonds in the Inverse Floater Trust (“Liquidation Shortfall”). When a fund invests in inverse floater securities on a recourse basis, the fund typically enters into a reimbursement agreement with the Liquidity Provider where the fund is required to repay the Liquidity Provider the amount of any Liquidation Shortfall. As a result, a fund investing in a recourse inverse floater security bears the risk of loss with respect to any Liquidation Shortfall.

The average amount of borrowings outstanding under the inverse floater structure during the period ended August 31, 2017, was approximately $5,000,000, with a related weighted average annualized interest rate of 1.34%.

At August 31, 2017, the cost of investments for federal income tax purposes was $1,267,085,204; accordingly, accumulated net unrealized appreciation on investments was $84,691,440, consisting of $86,761,816 gross unrealized appreciation and $2,070,376 gross unrealized depreciation.

REPORT OF INDEPENDENT REGISTERED
PUBLIC ACCOUNTING FIRM

Shareholders and Board of Directors
Dreyfus Municipal Bond Fund

We have audited the accompanying statement of assets and liabilities, including the statement of investments, of Dreyfus Municipal Bond Fund (the sole series comprising Dreyfus Bond Funds, Inc.) as of August 31, 2017, and the related statement of operations for the year then ended, the statement of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended. These financial statements and financial highlights are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. We were not engaged to perform an audit of the Fund’s internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Fund’s internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements and financial highlights, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of August 31, 2017 by correspondence with the custodian and others. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Dreyfus Municipal Bond Fund at August 31, 2017, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended, in conformity with U.S. generally accepted accounting principles.

New York, New York
October 26, 2017

IMPORTANT TAX INFORMATION (Unaudited)

In accordance with federal tax law, the fund hereby reports all the dividends paid from investment income-net during its fiscal year ended August 31, 2017 as “exempt-interest dividends” (not generally subject to regular federal income tax). Where required by federal tax law rules, shareholders will receive notification of their portion of the fund’s taxable ordinary dividends (if any), capital gains distributions (if any) and tax-exempt dividends paid for the 2017 calendar year on Form 1099-DIV, which will be mailed in early 2018.

BOARD MEMBERS INFORMATION (Unaudited)

INDEPENDENT BOARD MEMBERS

Joseph S. DiMartino (73)

Chairman of the Board (1995)

Principal Occupation During Past 5 Years:

• Corporate Director and Trustee (1995-present)

Other Public Company Board Memberships During Past 5 Years:

• CBIZ (formerly, Century Business Services, Inc.), a provider of outsourcing functions for small and medium size companies, Director (1997-present)

No. of Portfolios for which Board Member Serves: 130

———————

Joni Evans (75)

Board Member (1985)

Principal Occupation During Past 5 Years:

• Chief Executive Officer, www.wowOwow.com, an online community dedicated to women’s conversations and publications (2007-present)

• Principal, Joni Evans Ltd. (publishing) (2006-present)

No. of Portfolios for which Board Member Serves: 21

———————

Ehud Houminer (77)

Board Member (2006)

Principal Occupation During Past 5 Years:

• Board of Overseers at the Columbia Business School, Columbia

University (1992-present)

Trustee, Ben Gurion University

Other Public Company Board Memberships During Past 5 Years:

•  Avnet, Inc., an electronics distributor, Director (1993-2012)

No. of Portfolios for which Board Member Serves: 54

———————

Hans C. Mautner (79)

Board Member (2006)

Principal Occupation During Past 5 Years:

• Corporate Director and Trustee (1978-present)

No. of Portfolios for which Board Member Serves: 21

———————

Robin A. Melvin (54)

Board Member (2006)

Principal Occupation During Past 5 Years:

• Co-chairman, Illinois Mentoring Partnership, non-profit organization dedicated to increasing the quantity and quality of mentoring services in Illinois; (2014-present; board member since 2013)

• Director, Boisi Family Foundation, a private family foundation that supports youth-serving organizations that promote the self sufficiency of youth from disadvantaged circumstances (1995-2012)

No. of Portfolios for which Board Member Serves: 102

———————

Burton N. Wallack (66)

Board Member (1991)

Principal Occupation During Past 5 Years:

• President and Co-owner of Wallack Management Company, a real estate management company (1987-present)

No. of Portfolios for which Board Member Serves: 21

———————

Benaree Pratt Wiley (71)

Board Member (2006)

Principal Occupation During Past 5 Years:

• Principal, The Wiley Group, a firm specializing in strategy and business development (2005-present)

Other Public Company Board Memberships During Past 5 Years:

• CBIZ (formerly, Century Business Services, Inc.), a provider of outsourcing functions for small and medium size companies, Director (2008-present)

No. of Portfolios for which Board Member Serves: 83

———————

BOARD MEMBERS INFORMATION (Unaudited) (continued)
INTERESTED BOARD MEMBER

Gordon J. Davis (76)

Board Member (2014)

Principal Occupation During Past 5 Years:

• Partner in the law firm of Venable LLP (2012-present)

• Partner in the law firm of Dewey & LeBoeuf LLP (1994-2012)

Other Public Company Board Memberships During Past 5 Years:

• Consolidated Edison, Inc., a utility company, Director (1997-2014)

• The Phoenix Companies, Inc., a life insurance company, Director (2000-2014)

No. of Portfolios for which Board Member Serves: 55

Gordon J. Davis is deemed to be an “interested person” (as defined under the Act) of the Company as a result of his affiliation with Venable LLP, which provides legal services to the Company.

———————

Once elected all Board Members serve for an indefinite term, but achieve Emeritus status upon reaching age 80. The address of the Board Members and Officers is c/o The Dreyfus Corporation, 200 Park Avenue, New York, New York 10166. Additional information about the Board Members is available in the fund’s Statement of Additional Information which can be obtained from Dreyfus free of charge by calling this toll free number: 1-800-DREYFUS.

William Hodding Carter III, Emeritus Board Member

OFFICERS OF THE FUND (Unaudited)

BRADLEY J. SKAPYAK, President since January 2010.

Chief Operating Officer and a director of the Manager since June 2009, Chairman of Dreyfus Transfer, Inc., an affiliate of the Manager and the transfer agent of the funds, since May 2011 and Chief Executive Officer of MBSC Securities Corporation since August 2016. He is an officer of 63 investment companies (comprised of 130 portfolios) managed by the Manager. He is 58 years old and has been an employee of the Manager since February 1988.

BENNETT A. MACDOUGALL, Chief Legal Officer since October 2015.

Chief Legal Officer of the Manager and Associate General Counsel and Managing Director of BNY Mellon since June 2015; from June 2005 to June 2015, he served in various capacities with Deutsche Bank – Asset & Wealth Management Division, including as Director and Associate General Counsel, and Chief Legal Officer of Deutsche Investment Management Americas Inc. from June 2012 to May 2015. He is an officer of 64 investment companies (comprised of 155 portfolios) managed by the Manager. He is 45 years old and has been an employee of the Manager since June 2015.

JANETTE E. FARRAGHER, Vice President and Secretary since December 2011.

Associate General Counsel of BNY Mellon, and an officer of 64 investment companies (comprised of 155 portfolios) managed by the Manager. She is 54 years old and has been an employee of the Manager since February 1984.

JAMES BITETTO, Vice President and Assistant Secretary since August 2005.

Managing Counsel of BNY Mellon and Secretary of the Manager, and an officer of 64 investment companies (comprised of 155 portfolios) managed by the Manager. He is 51 years old and has been an employee of the Manager since December 1996.

JOSEPH M. CHIOFFI, Vice President and Assistant Secretary since August 2005.

Managing Counsel of BNY Mellon, and an officer of 64 investment companies (comprised of 155 portfolios) managed by the Manager. He is 55 years old and has been an employee of the Manager since June 2000.

MAUREEN E. KANE, Vice President and Assistant Secretary since April 2015.

Managing Counsel of BNY Mellon since July 2014; from October 2004 until July 2014, General Counsel, and from May 2009 until July 2014, Chief Compliance Officer of Century Capital Management. She is an officer of 64 investment companies (comprised of 155 portfolios) managed by the Manager. She is 55 years old and has been an employee of the Manager since July 2014.

SARAH S. KELLEHER, Vice President and Assistant Secretary since April 2014.

Senior Counsel of BNY Mellon since March 2013, from August 2005 to March 2013, Associate General Counsel of Third Avenue Management. She is an officer of 64 investment companies (comprised of 155 portfolios) managed by the Manager. She is 41 years old and has been an employee of the Manager since March 2013.

JEFF PRUSNOFSKY, Vice President and Assistant Secretary since August 2005.

Senior Managing Counsel of BNY Mellon, and an officer of 64 investment companies (comprised of 155 portfolios) managed by the Manager. He is 52 years old and has been an employee of the Manager since October 1990.

NATALYA ZELENSKY, Vice President and Assistant Secretary since March 2017.

Counsel and Vice President of BNY Mellon since May 2016; Attorney at Wildermuth Endowment Strategy Fund/Wildermuth Advisory, LLC from November 2015 until May 2016; Assistant General Counsel at RCS Advisory Services from July 2014 until November 2015; Associate at Sutherland, Asbill & Brennan from January 2013 until January 2014; Associate at K&L Gates from October 2011 until January 2013. She is an officer of 64 investment companies (comprised of 155 portfolios) managed by Dreyfus. She is 32 years old and has been an employee of the Manager since May 2016.

JAMES WINDELS, Treasurer since November 2001.

Director – Mutual Fund Accounting of the Manager, and an officer of 64 investment companies (comprised of 155 portfolios) managed by the Manager. He is 58 years old and has been an employee of the Manager since April 1985.

OFFICERS OF THE FUND (Unaudited) (continued)

RICHARD CASSARO, Assistant Treasurer since January 2008.

Senior Accounting Manager – Money Market and Municipal Bond Funds of the Manager, and an officer of 64 investment companies (comprised of 155 portfolios) managed by the Manager. He is 58 years old and has been an employee of the Manager since September 1982.

GAVIN C. REILLY, Assistant Treasurer since December 2005.

Tax Manager of the Investment Accounting and Support Department of the Manager, and an officer of 64 investment companies (comprised of 155 portfolios) managed by the Manager. He is 49 years old and has been an employee of the Manager since April 1991.

ROBERT S. ROBOL, Assistant Treasurer since August 2005.

Senior Accounting Manager – Dreyfus Financial Reporting of the Manager, and an officer of 64 investment companies (comprised of 155 portfolios) managed by the Manager. He is 53 years old and has been an employee of the Manager since October 1988.

ROBERT SALVIOLO, Assistant Treasurer since July 2007.

Senior Accounting Manager – Equity Funds of the Manager, and an officer of 64 investment companies (comprised of 155 portfolios) managed by the Manager. He is 50 years old and has been an employee of the Manager since June 1989.

ROBERT SVAGNA, Assistant Treasurer since December 2002.

Senior Accounting Manager – Fixed Income and Equity Funds of the Manager, and an officer of 64 investment companies (comprised of 155 portfolios) managed by the Manager. He is 50 years old and has been an employee of the Manager since November 1990.

JOSEPH W. CONNOLLY, Chief Compliance Officer since October 2004.

Chief Compliance Officer of the Manager and The Dreyfus Family of Funds (64 investment companies, comprised of 155 portfolios). He is 60 years old and has served in various capacities with the Manager since 1980, including manager of the firm’s Fund Accounting Department from 1997 through October 2001.

CARIDAD M. CAROSELLA, Anti-Money Laundering Compliance Officer since January 2016.

Anti-Money Laundering Compliance Officer of the Dreyfus Family of Funds and BNY Mellon Funds Trust since January 2016; from May 2015 to December 2015, Interim Anti-Money Laundering Compliance Officer of the Dreyfus Family of Funds and BNY Mellon Funds Trust and the Distributor; from January 2012 to May 2015, AML Surveillance Officer of the Distributor and from 2007 to December 2011, Financial Processing Manager of the Distributor. She is an officer of 59 investment companies (comprised of 150 portfolios) managed by the Manager. She is 49 years old and has been an employee of the Distributor since 1997.

NOTES

For More Information

Dreyfus Municipal Bond Fund

200 Park Avenue
New York, NY 10166

Manager

The Dreyfus Corporation
200 Park Avenue
New York, NY 10166

Custodian

The Bank of New York Mellon
225 Liberty Street
New York, NY 10286

Transfer Agent &
Dividend Disbursing Agent

Dreyfus Transfer, Inc.
200 Park Avenue
New York, NY 10166

Distributor

MBSC Securities Corporation
200 Park Avenue
New York, NY 10166

Ticker Symbol:	DRTAX

Telephone Call your financial representative or 1-800-DREYFUS

Mail The Dreyfus Family of Funds, 144 Glenn Curtiss Boulevard, Uniondale, NY 11556-0144

E-mail Send your request to info@dreyfus.com

Internet Information can be viewed online or downloaded at www.dreyfus.com

The fund files its complete schedule of portfolio holdings with the Securities and Exchange Commission (“SEC”) for the first and third quarters of each fiscal year on Form N-Q. The fund’s Forms N-Q are available on the SEC’s website at www.sec.gov and may be reviewed and copied at the SEC’s Public Reference Room in Washington, D.C. (phone 1-800-SEC-0330 for information).

A description of the policies and procedures that the fund uses to determine how to vote proxies relating to portfolio securities and information regarding how the fund voted these proxies for the most recent 12-month period ended June 30 is available at www.dreyfus.com and on the SEC’s website at www.sec.gov and without charge, upon request, by calling 1-800-DREYFUS.

© 2017 MBSC Securities Corporation 0054AR0817

Item 2.             Code of Ethics.

The Registrant has adopted a code of ethics that applies to the Registrant's principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions.  There have been no amendments to, or waivers in connection with, the Code of Ethics during the period covered by this Report.

Item 3.             Audit Committee Financial Expert.

The Registrant's Board has determined that Ehud Houminer is member of the Audit Committee of the Board, is an audit committee financial expert as defined by the Securities and Exchange Commission (the "SEC”).  Ehud Houminer is "independent" as defined by the SEC for purposes of audit committee financial expert determinations.

Item 4.             Principal Accountant Fees and Services.

(a)  Audit Fees.  The aggregate fees billed for each of the last two fiscal years (the "Reporting Periods") for professional services rendered by the Registrant's principal accountant (the "Auditor") for the audit of the Registrant's annual financial statements or services that are normally provided by the Auditor in connection with the statutory and regulatory filings or engagements for the Reporting Periods, were $34,452 and $35,313 in 2017.

(b)  Audit-Related Fees. The aggregate fees billed in the Reporting Periods for assurance and related services by the Auditor that are reasonably related to the performance of the audit of the Registrant's financial statements and are not reported under paragraph (a) of this Item 4 were $6,430 in 2016 and $9,761 in 2017.  These services consisted of one or more of the following: (i) agreed upon procedures related to compliance with Internal Revenue Code section 817(h), (ii) security counts required by Rule 17f-2 under the Investment Company Act of 1940, as amended, (iii) advisory services as to the accounting or disclosure treatment of Registrant transactions or events and (iv) advisory services to the accounting or disclosure treatment of the actual or potential impact to the Registrant of final or proposed rules, standards or interpretations by the Securities and Exchange Commission, the Financial Accounting Standards Boards or other regulatory or standard-setting bodies.

The aggregate fees billed in the Reporting Periods for non-audit assurance and related services by the Auditor to the Registrant's investment adviser (not including any sub-investment adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by or under common control with the investment adviser that provides ongoing services to the Registrant ("Service Affiliates"), that were reasonably related to the performance of the annual audit of the Service Affiliate, which required pre-approval by the Audit Committee were $0 in 2016 and $0 in 2017.

(c)  Tax Fees.  The aggregate fees billed in the Reporting Periods for professional services rendered by the Auditor for tax compliance, tax advice, and tax planning ("Tax Services") were $3,812 in 2016 and $2,835 in 2017.  These services consisted of: (i) review or preparation of U.S. federal, state, local and excise tax returns; (ii) U.S. federal, state and local tax planning, advice and assistance regarding statutory, regulatory or administrative developments; (iii) tax advice regarding tax qualification matters and/or treatment of various financial instruments held or proposed to be acquired or held, and (iv) determination of Passive Foreign Investment Companies. The aggregate fees billed in the Reporting Periods for Tax Services by the Auditor to Service Affiliates, which required pre-approval by the Audit Committee were $0 in 2016 and $0 in 2017.

(d)  All Other Fees.  The aggregate fees billed in the Reporting Periods for products and services provided by the Auditor, other than the services reported in paragraphs (a) through (c) of this Item, were $3,437 in 2016 and $3,683 in 2017.  These services consisted of a review of the Registrant's anti-money laundering program.

The aggregate fees billed in the Reporting Periods for Non-Audit Services by the Auditor to Service Affiliates, other than the services reported in paragraphs (b) through (c) of this Item, which required pre-approval by the Audit Committee, were $0 in 2016 and $0 in 2017.

(e)(1) Audit Committee Pre-Approval Policies and Procedures. The Registrant's Audit Committee has established policies and procedures (the "Policy") for pre-approval (within specified fee limits) of the Auditor's engagements for non-audit services to the Registrant and Service Affiliates without specific case-by-case consideration. The pre-approved services in the Policy can include pre-approved audit services, pre-approved audit-related services, pre-approved tax services and pre-approved all other services.  Pre-approval considerations include whether the proposed services are compatible with maintaining the Auditor's independence.  Pre-approvals pursuant to the Policy are considered annually.

(e)(2) Note. None of the services described in paragraphs (b) through (d) of this Item 4 were approved by the Audit Committee pursuant to paragraph (c)(7)(i)(C) of Rule 2-01 of Regulation S-X.

(f) None of the hours expended on the principal accountant's engagement to audit the registrant's financial statements for the most recent fiscal year were attributed to work performed by persons other than the principal account's full-time, permanent employees.

Non-Audit Fees. The aggregate non-audit fees billed by the Auditor for services rendered to the Registrant, and rendered to Service Affiliates, for the Reporting Periods were $20,260,418 in 2016 and $29,586,733 in 2017.

Auditor Independence. The Registrant's Audit Committee has considered whether the provision of non-audit services that were rendered to Service Affiliates, which were not pre-approved (not requiring pre-approval), is compatible with maintaining the Auditor's independence.

Item 5.             Audit Committee of Listed Registrants.

                        Not applicable.

Item 6.             Investments.

(a)                    Not applicable.

Item 7.             Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

                        Not applicable.

Item 8.             Portfolio Managers of Closed-End Management Investment Companies.

Not applicable.

Item 9.             Purchases of Equity Securities by Closed-End Management Investment Companies and Affiliated Purchasers.

                        Not applicable.

Item 10.           Submission of Matters to a Vote of Security Holders.

There have been no material changes to the procedures applicable to Item 10.

Item 11.           Controls and Procedures.

(a)        The Registrant's principal executive and principal financial officers have concluded, based on their evaluation of the Registrant's disclosure controls and procedures as of a date within 90 days of the filing date of this report, that the Registrant's disclosure controls and procedures are reasonably designed to ensure that information required to be disclosed by the Registrant on Form N-CSR is recorded, processed, summarized and reported within the required time periods and that information required to be disclosed by the Registrant in the reports that it files or submits on Form N-CSR is accumulated and communicated to the Registrant's management, including its principal executive and principal financial officers, as appropriate to allow timely decisions regarding required disclosure.

(b)        There were no changes to the Registrant's internal control over financial reporting that occurred during the second fiscal quarter of the period covered by this report that have materially affected, or are reasonably likely to materially affect, the Registrant's internal control over financial reporting.

Item 12.           Exhibits.

(a)(1)   Code of ethics referred to in Item 2.

(a)(2)   Certifications of principal executive and principal financial officers as required by Rule 30a-2(a) under the Investment Company Act of 1940.

(a)(3)   Not applicable.

(b)        Certification of principal executive and principal financial officers as required by Rule 30a-2(b) under the Investment Company Act of 1940.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the Registrant has duly caused this Report to be signed on its behalf by the undersigned, thereunto duly authorized.

Dreyfus Bond Funds, Inc.

By:       /s/ Bradley J. Skapyak

            Bradley J. Skapyak

            President

Date:    October 27, 2017

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this Report has been signed below by the following persons on behalf of the Registrant and in the capacities and on the dates indicated.

By:       /s/ Bradley J. Skapyak

            Bradley J. Skapyak

            President

Date:    October 27, 2017

By:       /s/ James Windels

            James Windels

            Treasurer

Date:    October 27, 2017

EXHIBIT INDEX

(a)(1)   Code of ethics referred to in Item 2.

(a)(2)   Certifications of principal executive and principal financial officers as required by Rule 30a-2(a) under the Investment Company Act of 1940.  (EX-99.CERT)

(b)        Certification of principal executive and principal financial officers as required by Rule 30a-2(b) under the Investment Company Act of 1940.  (EX-99.906CERT)